UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

HEALTHCARE TRUST, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

The proxy solicitor to Healthcare Trust, Inc. (the “Company”) is expected to use the following materials in connection with the Company’s 2019 annual meeting of stockholders.

CENTER FOR SIGHT

HTI
HEALTHCARE TRUST INC

Your vote matters!

Dear Fellow Stockholder:

We are pleased to inform you that we are preparing for our upcoming Annual Meeting of Stockholders, which will be held on May 6, 2019. We must successfully complete this year's Annual Meeting proxy process in advance of the meeting date in order to not adjourn the Annual Meeting.

Enclosed are the proxy materials, which describe the matters to be acted upon at the Annual Meeting of Stockholders. This year these matters include only the election of members of the board of directors and the ratification of the appointment of PricewaterhouseCoopers LLP as the company's independent registered public accounting firm for the year ending December 31, 2019.

Please respond to the proxy solicitation by casting your vote for each of the matters described in the proxy materials by calling 1-855-973-0096. Failure to obtain the required votes for all of the proposals will cause the Annual Meeting to be adjourned and rescheduled until all voting requirements are met.

If you have any questions, please feel free to contact the company's investor relations group at 1-866-902-0063 or visit our website at www.healthcaretrustinc.com.

Sincerely,

Michael Weil
Chief Executive Officer and President

THREE WAYS TO VOTE

PROXY QUESTIONS?
Call 1-855-973-0096

ONLINE

WWW.PROXYVOTE.COM/HTI
Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form.

PHONE

WITHOUT A PROXY CARD
Call 1-855-973-0096 Monday to Friday, 9:00 a.m. to 9:00 p.m. ET to speak with a proxy specialist.

WITH A PROXY CARD
Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

MAIL

VOTE PROCESSING
Mark, sign and date your ballot and return it in the postage-paid envelope provided.

SAMPLE-LTR

HTI
HEALTHCARE TRUST INC

Our records indicate that you have not yet voted your shares.

The Annual Stockholder Meeting will be held on May 6, 2019. Whether or not you plan to attend, your vote is very important. **You can vote your shares by internet, telephone, or mail.**

Simply follow the instructions on the enclosed form. For your convenience, we've highlighted where you can find your unique Control Number.

0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the proxy card for your unique Control Number.

0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the voting instruction form for your unique Control Number.

THREE WAYS TO VOTE

ONLINE

WWW.PROXYVOTE.COM/HTI
Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form.

PHONE

WITHOUT A PROXY CARD
Call 1-855-973-0096 Monday to Friday, 9:00 a.m. to 9:00 p.m. ET to speak with a proxy specialist.

WITH A PROXY CARD
Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

MAIL

VOTE PROCESSING
Mark, sign and date your ballot and return it in the postage-paid envelope provided.

Below are images from a video message to stockholders of the Company. The video contains no spoken dialogue so no transcript is included below.

The Company’s external advisor is expected to send the following e-mail to financial advisors in connection with the Company’s 2019 annual meeting of stockholders.

The Healthcare Trust, Inc. ("HTI") annual meeting of stockholders will be held on May 6, 2019.

HTI mailed proxy materials to all stockholders of record as of March 15, 2019.

Link to Proxy Statement

Below you will find copies of postcards mailed to HTI stockholders. This year’s proxy includes only the election of Edward G. Rendell and Elizabeth K. Tuppeny as the Class II directors to serve until the 2022 Annual Meeting and the ratification of the appointment of PricewaterhouseCoopers LLP as HTI’s independent registered public accounting firm for the year ending December 31, 2019.

The postcards are designed to create awareness about the annual meeting and encourage HTI stockholders to review the proxy materials and to vote their shares as soon as possible. As is the case each year, the Annual Meeting will be convened only if holders of a majority of HTI common shares outstanding as of the record date are present in person or by proxy at the meeting. It is important that shareholders take action to help ensure that there is no need to adjourn the May 6, 2019 Annual Meeting until a sufficient number votes, abstentions and broker non-votes are received in order to reach quorum.

Proxy Awareness Postcards

Also provided below for your reference are links to the fourth quarter 2018 HTI investor presentation, webcast replay and Form 10-K.

Fourth Quarter Presentation

Webcast Replay

Form 10-K Filing

Thank you in advance for your support and assistance in encouraging your clients to vote early this year!

Should you have any questions regarding these materials and this year’s proxy solicitation initiatives, please call our Investor Services line at 866-902-0063.

Copyright (C) 2019 AR Global Investments, LLC All rights reserved.

405 Park Avenue, New York, NY 10022 | T: 212-415-6500.

The Company’s proxy solicitor is expected to use the following recorded telephone messages in connection with the Company’s 2019 annual meeting of stockholders.

PROXYLITE MESSAGE

Hi, this is Mike Weil, CEO of Healthcare Trust, Inc.

Over the past week you should have received proxy materials related to the HTI Annual Meeting being held on May 6th

I am calling to ask that you take a minute to cast your vote.

Your vote matters and will help HTI to hold the required annual meeting as scheduled in a few weeks.

If you are ready to vote your shares now, you may do so by pressing 1 at any time during this call to be connected with a proxy specialist.

This year’s proxy includes only ordinary course matters - the election of Edward Rendell and Elizabeth Tuppeny as the Class II directors to serve until our 2022 annual meeting and the ratification of the appointment of PricewaterhouseCoopers LLP as HTI’s independent registered public accounting firm for the year ending December 31, 2019.

Our board recommends that you vote in favor of both proposals.

If you received this as a voice mail message or if you have questions about the proxy materials, you may contact a specialist at Broadridge, our proxy agent, at 855-973-0096 for assistance.

I appreciate your investment in HTI and thank you in advance for your participation in this year’s annual meeting.

VOICEMAIL MESSAGE

Hi, this is Mike Weil, CEO of Healthcare Trust, Inc.

Over the past week you should have received proxy materials related to the HTI Annual Meeting being held on May 6th

I am calling to ask that you take a minute to cast your proxy vote.

Your vote matters and will help HTI to hold the required annual meeting as scheduled in a few weeks.

This year’s proxy includes only ordinary course matters - the election of Edward Rendell and Elizabeth Tuppeny as the Class II directors to serve until 2022’s annual meeting and the ratification of the appointment of PricewaterhouseCoopers LLP as HTI’s independent registered public accounting firm for the year ending December 31, 2019.

Our board recommends that you vote in favor of both proposals.

Please contact a proxy specialist at Broadridge, our proxy agent, at 855-973-0096 for assistance with voting your shares or with any questions about the proxy materials.

I appreciate your investment in HTI and thank you in advance for your participation in this year’s annual meeting.

The following was also made part of the Company’s website.

HTI
HEALTHCARE TRUST INC
Offering Profile Leadership Portfolio Investor Relations Contact Us

MEDICAL OFFICE BUILDING ONE

Attention HTI shareholders, the annual proxy is now effective. Please take the time to vote. It will only take a few minutes to review the proxy statement and vote by clicking the button below or calling 855-973-0096.

Vote Now

Link to Proxy Statement

INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION. THESE MATERIALS ARE AVAILABLE FREE OF CHARGE ON THE SEC'S WEBSITE AT WWW.SEC.GOV, AT WWW.HEALTHCARETRUSTINC.COM

Healthcare Trust Inc.

HTI is Closed To All New Investments

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